EXHIBIT 32

JOINT CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER REQUIRED BY EXCHANGE ACT RULE 13A-14(B)

In connection with the Quarterly Report of Protocall Technologies Incorporated (the "Company") on Form 10-QSB for the quarters ended September 30, 2007 and 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Bruce Newman, Chief Executive Officer, and Principal Financial Officer and Principal Accounting Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 19, 2007

/s/ Bruce Newman

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Bruce Newman

CEO, Principal Financial Officer and

Principal Accounting Officer